                                                                    EXHIBIT 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 24, 2001 relating to the consolidated financial statements of Excel Paralubes, which appears as Exhibit
99.1 in the Pennzoil-Quaker State Company's Annual Report on Form 10-K for the year ended December 31, 2000.



PRICEWATERHOUSECOOPERS LLP


Houston, Texas
November 30, 2001